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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

American Medserve Corporation
Naperville, Illinois

We consent to the use in the Prospectus constituting a part of this registration statement on Form S-1 of our report dated September 15, 1995.

We also consent to the reference to our firm under the caption "Experts."

                                    LINDGREN, CALLIHAN, VAN OSDOL & CO., LTD.

Dixon, Illinois
September 5, 1996